                                                                    Exhibit 10.2

                             SUBSCRIPTION AGREEMENT


  THIS SUBSCRIPTION AGREEMENT is made as of the 30th day of September, 1999, by and between Myriad Genetics, Inc. (the "Company"), a Delaware corporation with primary offices at 320 Wakara Way, Salt Lake City, Utah 84108, U.S.A., and the purchaser whose name and address is set forth below (the "Purchaser").

  1. The Purchaser hereby subscribes for 355,000 shares of Common Stock of the Company, U.S. $.01 par value per share (the "Shares"), at a purchase price of U.S. $14.05 per Share, for an aggregate purchase price of U.S. $4,987,750.

  2. The Purchaser represents, acknowledges, warrants and covenants with the Company, as of the date hereof and the closing of the Purchaser's purchase of the Shares, that (i) the Purchaser is a resident of Switzerland and is not a "U.S. Person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "Act"), and is not acquiring the Shares for the account or benefit of any U.S. Person; (ii) the Shares have not been registered, and will not be registered, under the Act, and the Purchaser will reoffer and resell the Shares only in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration; (iii) the Purchaser will not engage in hedging transactions with regard to the Shares unless in accordance with the provisions of Regulation S under the Act or otherwise in compliance with the Act; and (iv) the Purchaser will give each person to whom it transfers the Shares notice of any restrictions on transfer of the Shares.

  The certificate representing the Shares will bear a legend which reflects the foregoing restrictions, substantially similar to the following:

  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, U.S. PERSONS AS PART OF THEIR DISTRIBUTION AT ANY TIME EXCEPT (1) IN ACCORDANCE WITH REGULATION S UNDER THE ACT, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SHARES OF THE COMPANY MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE ACT. TERMS USED IN THIS PARAGRAPH SHALL HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.

  The Purchaser understands that a stop transfer instruction will be in effect with respect to transfer of the Shares consistent with the requirements of applicable federal and state securities laws.

  3. The Purchaser agrees to indemnify the Company (the "Indemnitee") and hold it harmless from and against any losses, claims, damages, liabilities and costs, including expenses reasonably incurred in investigating, preparing for or defending against any legal action or claim, directly or indirectly caused by, based upon or arising out of the Indemnitee's breach of its representations, warranties, covenants and obligations herein. As used in this paragraph 3, Indemnitee shall include the directors, officers, controlling persons and advisors of the Indemnitee. In no case shall the Indemnitee be liable under this Agreement with respect to any claim made against it unless notified in writing of the nature of the claim within 45 days after receipt of written notice thereof.

  4. The Purchaser hereby acknowledges that Peter Friedli will receive compensation totaling $498,775 in connection with its purchase of the Shares.

  5. This Agreement shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.



PURCHASER


    Peter Friedli
--------------------------------------
Print name of Purchaser


    /s/ Peter Friedli
--------------------------------------
Signature of individual Purchaser or authorized officer



Address:
        ------------------------------------

--------------------------------------------

--------------------------------------------

Myriad Genetics, Inc. hereby accepts the Purchaser's Subscription.

MYRIAD GENETICS, INC.


By:   /s/ Christopher L. Wight
    ----------------------------------
    Christopher L. Wight
    Vice President, General Counsel

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, U.S. PERSONS AS PART OF THEIR DISTRIBUTION AT ANY TIME EXCEPT (1) IN ACCORDANCE WITH REGULATION S UNDER THE ACT, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SHARES OF THE COMPANY MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE ACT. TERMS USED IN THIS PARAGRAPH AND NOT OTHERWISE DEFINED IN THIS WARRANT HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.

                             MYRIAD GENETICS, INC.

                       WARRANT TO PURCHASE COMMON STOCK

  This certifies that, for value received, Peter Friedli, or such person's registered assigns (the "Holder"), is entitled to purchase from MYRIAD GENETICS,
                         ------
INC., a Delaware corporation (the "Company"), at an Exercise Price of $15.45 per
                                   -------
share, 17,750 fully paid and nonassessable shares of Common Stock, subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (i) the term "Common Stock" shall mean the Company's presently
                      ------------
authorized Common Stock, $.01 par value per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

  1.  Term of Warrant.  The purchase or conversion right represented by this
      ---------------
warrant (hereinafter the "Warrant") is exercisable, in whole or in part at any
                          -------
time during the period (the "Warrant Term") commencing on the date hereof and
                             ------------
continuing until 5:00 p.m., Salt Lake City time, on the THIRD ANNIVERSARY OF THE DATE HEREOF.

  2.  Method of Exercise and Payment.  Subject to Section 1 hereof, the purchase
      ------------------------------
right represented by this Warrant may be exercised by the Holder hereof, in whole or in part, during the Warrant Term by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the
                                               ---------
principal office of the Company and by the payment to the Company of an amount equal to the then applicable Exercise Price per share multiplied by the number of shares then being purchased in lawful money of the United States of America. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid (such date being referred to as the "Exercise Date"). In the event of any exercise of this
                    -------------
Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder hereof within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder hereof within such 15 day period.

  3.  Stock Fully Paid; Reservation of Shares.  All Common Stock which may be
      ---------------------------------------
issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

  4.  Adjustment of Purchase Price and Number of Shares.  The kind of securities
      -------------------------------------------------
purchasable upon the exercise of this Warrant, the Exercise Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

      (a)  Reclassification, Consolidation or Merger.  In case of any
           -----------------------------------------
reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. No consolidation or merger of the Company with or into another corporation referred to in the first sentence of this paragraph (b) shall be consummated unless the successor or purchasing corporation referred to above shall have agreed to issue a new Warrant as provided in this Section 4. The provisions of this subsection
(b) shall similarly apply to successive reclassification, changes, consolidations, mergers and transfers.

      (b)  Subdivision or Combination of Shares.  If the Company at any time
           ------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

      (c)  Stock Dividends.  If the Company at any time while this Warrant is
           ---------------
outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) or
(b) of, Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

      (d)  Adjustment of Number of Shares.  Upon each adjustment in the
           ------------------------------
Exercise Price pursuant to any of Sections 4 (a) through (c), the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

  5.  Fractional Shares.  No fractional shares of Common Stock will be issued in
      -----------------
connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

  6.  Compliance with the Act.
      -----------------------

      (a) The Holder represents, warrants, acknowledges and agrees that (1) it is a resident of Switzerland and is not a "U.S. Person" as defined in Regulation S under the Act, and is not acquiring this Warrant or the shares of Common Stock to be issued upon exercise of this Warrant (the "Shares") for the account or benefit of any U.S. Person; (2) this Warrant and the Shares have not been registered, and will not be registered under the Act, and may not be offered or sold within the United States or to, or for the account or benefit of, US persons except in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration; (3) the Holder will not engage in hedging transactions with regard to the Warrant or the Shares unless in accordance with the provisions of Regulation S under the Act or otherwise in compliance with the Act; and (4) it will give each person to whom it transfers this Warrant or the Shares notice of any restrictions on transfer of this Warrant or the Shares.

      (b) Without limiting the generality of the foregoing, the Company shall be under no obligation to issue the Shares unless and until the Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that is acquiring such shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such shares, in which event the Holder shall be bound by the provisions of the following legend or a legend in substantially similar form which shall be endorsed upon the certificate(s) evidencing the shares issued pursuant to such exercise:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, U.S. PERSONS AS PART OF THEIR DISTRIBUTION AT ANY TIME EXCEPT (1) IN ACCORDANCE WITH REGULATION S UNDER THE ACT, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SHARES OF THE COMPANY MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE ACT. TERMS USED IN THIS PARAGRAPH SHALL HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.

          (c) The Holder hereof understands that a stop transfer instruction will be in effect with respect to transfer of Shares consistent with the requirements of applicable federal and state securities laws.

     7.   Miscellaneous.
          -------------

          (a)  No Rights as Shareholder.  This Warrant shall not entitle its
               ------------------------
holder to any of the rights of a stockholder of the Company until the holder has exercised this Warrant.

          (b)  Governing Law.  This Warrant shall be governed by and construed
               -------------
 under the laws of the State of Delaware.



                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

  IN WITNESS WHEREOF, this Warrant is executed as of this 4th day of October, 1999.

                                   MYRIAD GENETICS, INC.

                                   By: /s/ Peter D. Meldrum
                                       -----------------------------------------
                                   Name:   Peter D. Meldrum
                                   Title:  President and Chief Executive Officer